MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated September 30, 2024

to the Statement of Additional Information (the “SAI”)

dated April 29, 2024, as supplemented

For all existing and prospective shareholders of the Matthews Asia Funds mutual funds:

Effective September 30, 2024, the disclosure for item (iii) under the heading “Disclosure of Portfolio Holdings” beginning on page 30 of the SAI is removed in its entirety and replaced with the following:

(iii) The Funds may release on the Funds’ public website complete portfolio holdings information as of the end of each month (on a one-month delay) on the last business day of the following month. For this purpose, a “business day” means any day the New York Stock Exchange is open for trading.

Please retain this Supplement for future reference.

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